UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2025

QUANTUM-SI INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39486	85-1388175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

29 Business Park Drive, Branford, CT, 06405
(Address of Principal Executive Offices, and Zip Code)

(866) 688-7374
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QSI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	QSIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐  No ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 3, 2025, Quantum-Si Incorporated (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with a certain institutional investor (the “Purchaser”) pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Registered Direct Offering”) an aggregate of (i) 18,200,000 shares (the “Shares”) of the Company’s Class A common stock, $0.0001 par value per share (the “Common Stock”) at a price of $1.67 per Share and (ii) pre-funded warrants to purchase 11,740,119 shares of Common Stock (the “Pre-Funded Warrants” and, collectively with the Shares, the “Offered Securities”). Each of the Pre-Funded Warrants is exercisable for one share of Common Stock at the exercise price of $0.0001 per Pre-Funded Warrant Share, immediately exercisable, and may be exercised at any time until all of the Pre-Funded Warrants issued in the Registered Direct Offering are exercised in full. The Purchaser’s ability to exercise its Pre-Funded Warrants in exchange for shares of Common Stock is subject to certain beneficial ownership limitations set forth therein.

The gross proceeds to the Company from the Registered Direct Offering are expected to be approximately $50 million, before deducting the placement agents’ fees and other offering expenses payable by the Company.

The Registered Direct Offering is expected to close on July 8, 2025, subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds from the Registered Direct Offering for its future product development objectives, including its ProteusTM platform, general commercialization, manufacturing development of its products, research and development, and for other general corporate purposes, including for working capital, capital expenditures and general and administrative expenses.

The Purchase Agreement contains representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement was made only for the purposes of such agreements and as of the specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Pursuant to the terms of the Purchase Agreement, until 45 days following the closing date of the Registered Direct Offering, the Company has agreed not to (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents or (ii) file any registration statement or any amendment or supplement thereto, other than (a) the prospectus supplement in connection with this Registered Direct Offering, (b) any necessary filing for an Exempt Issuance (as defined in the Purchase Agreement) under applicable law, (c) a registration statement on Form S-8 in connection with any employee benefit plan or (d) the filing of any amendment or supplement to any existing registration statement solely for the purpose of revising any required disclosure in such registration statement and not for the purpose of increasing the offering size pursuant to such registration statement. Such restrictions do not apply to certain Exempt Issuances (as defined in the Purchase Agreement).

In connection with the Registered Direct Offering, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the exclusive placement agent for the Company, on a reasonable best efforts basis. The Company agreed to pay the Placement Agent an aggregate cash fee equal to 6.0% of the gross proceeds received in the Registered Direct Offering.

The Offered Securities are being sold pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-273934) that was originally filed with the Securities and Exchange Commission on August 11, 2023, and which was declared effective on August 22, 2023 and a related base prospectus and prospectus supplement dated July 3, 2025 (the “Prospectus Supplement”) thereunder.

The foregoing description of the Purchase Agreement, the Placement Agency Agreement and the Form of Pre-Funded Warrant do not purport to be complete and are qualified in their entirety by the full text of the form of Purchase Agreement,  Placement Agency Agreement and Form of Pre-Funded Warrant , copies of which are attached hereto as Exhibit 10.1, 10.2 and 4.1, respectively and are incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the Registered Direct Offering, the Company provided written notice, effective as of July 3, 2025, to Canaccord Genuity LLC of its election to terminate that certain Equity Distribution Agreement, dated December 11, 2024 for the Company’s at the market offering. At the time of termination, the Company had sold 23,425,650 shares of its Class A common stock under the Equity Distribution Agreement for aggregate gross proceeds of $36.2 million, with $38.8 million left authorized for sale at the time of termination.

Item 8.01	Other Events.

On July 3, 2025, the Company issued a press release announcing the pricing of the Registered Direct Offering, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference (the “Pricing Press Release”).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
4.1	Form of Pre-Funded Warrant.
5.1	Opinion of DLA Piper LLP (US).
10.1	Form of Securities Purchase Agreement, by and among Quantum-Si Incorporated and the Purchaser.
10.2	Form of Placement Agency Agreement between the Company and the Placement Agent.
23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).
99.1	Pricing Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM-SI INCORPORATED

Date: July 7, 2025	By:	/s/ Jeffry Keyes
Name: Jeffry Keyes
Title: Chief Financial Officer